SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Arrow Investments Trust

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Arrow Investments Trust

17605 Wright Street
Omaha, NE 68154-1150

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 19, 2016

The Board of Trustees of the Arrow Investments Trust, an open-end management investment company organized as a Delaware statutory trust (the “Trust”), has called a Special Meeting of the Shareholders of each series of the Trust listed on Schedule A hereto (each a “Fund” and collectively the “Funds” as defined on Schedule A) (the “Meeting”), to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on August 19, 2016 at 10:00 a.m., Eastern time, for the following purposes:

Proposals	Funds Voting	Recommendation of the Board of Trustees
1. To elect Thomas T. Sarkany and Robert S. Andrialis to the Board of Trustees of the Trust.	All Funds	FOR
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	All Funds	FOR

Shareholders of record at the close of business on July 1, 2016 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders of the Funds on or about July 15, 2016.

By Order of the Board of Trustees

Jake Griffith, Secretary

July 11, 2016

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Arrow Investments Trust
17605 Wright Street
Omaha, NE 68154-1150
____________
PROXY STATEMENT
____________

SPECIAL MEETING OF SHAREHOLDERS
To Be Held August 19, 2016
____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Arrow Investments Trust (the “Trust”), for use at the Special Meeting of the Shareholders of each series listed on Schedule A hereto (each a “Fund” and collectively the “Funds” as defined on Schedule A) of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on August 19, 2016 at 10:00 a.m., Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about July 15, 2016.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

Proposals	Funds Voting
1. To elect Thomas T. Sarkany and Robert S. Andrialis to the Board of Trustees of the Trust.	All Funds
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	All Funds

The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about July 15, 2016.

The Meeting has been called by the Board of Trustees of the Trust for the election of two Trustees to the Board of Trustees. The Meeting also has been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof. Only shareholders of record at the close of business on July 1, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available at www.okapivote.com/Arrow. A copy of the most recent annual reports and semi-annual reports of each of the Funds of the Trust, including financial statements and schedules, is available at no charge by sending a written request to the applicable Fund at 17605 Wright Street Omaha, NE 68154-1150 or by calling 1-877-277-6933.

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PROPOSAL 1

ELECTION OF Trustees

In this proposal, shareholders of the Funds are being asked to elect Thomas T. Sarkany and Robert S. Andrialis, (each a “Nominee,” together the “Nominees”) to the Board of Trustees of the Trust. Each Nominee has agreed to serve on the Board of Trustees for an indefinite term.

Mr. Sarkany and Mr. Andrialis are incumbent Trustees, having been appointed to that position by the Board on March 28, 2014. The Investment Company Act of 1940, as amended (the “1940 Act”) requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees. To facilitate future compliance with this requirement, the Board of Trustees now proposes to have shareholders elect Mr. Sarkany and Mr. Andrialis to their current positions.

Information about the Nominees

Below is information about each Nominee and the attributes that qualify each to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experiences of the Nominees makes each highly qualified.

Generally, the Trust believes that the Nominees are competent to serve because of each’s individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Board believes each Nominee possesses experiences, qualifications, and skills valuable to the Funds. Each Nominee has substantial business and/or academic experience, effective leadership skills and ability to critically review, evaluate and assess information.

Incumbent Independent Trustee Nominees

The Nominating Committee concluded that Mr. Sarkany should continue to serve as a Trustee of the Trust based on his experience in various business and consulting positions, and through his experience from service as a board member of the Trust and other investment companies. His ability to perform his duties effectively also has been enhanced by his educational background and professional training. In addition to his service as a Trustee of the Trust, Mr. Sarkany serves as a trustee of the Northern Lights Fund Trust II and has previously served as a director of certain public companies. These experiences, together with Mr. Sarkany’s understanding of the Trust, having served as a Trustee since 2014, were favorable factors in determining that Mr. Sarkany should be re-elected to the Board.

The Nominating Committee concluded that Mr. Andrialis should continue to serve as a Trustee of the Trust because he has more than 50 years of experience in the financial services and business management. He served as a president and senior executive of various organizations in the financial services industry and founded Berwick Capital. Mr. Andrialis’ experience in the financial services industry, coupled with his extensive leadership experience, gives him a strong understanding of the operational and management issues facing mutual funds and makes him well qualified to serve as a Trustee to the Trust. These experiences, together with Mr. Palancia’s understanding of the Trust, having served as a Trustee since 2014, were favorable factors in determining that Mr. Palancia should be re-elected to the Board.

The following table provides additional information regarding the incumbent Independent Trustee Nominees. Unless otherwise noted, the address of each incumbent Independent Trustee Nominees and executive

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officers is 6100 Chevy Chase Drive, Suite 100, Laurel, MD 20707. The incumbent Independent Trustee Nominees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the incumbent Independent Trustee Nominees and the other directorships, if any, held by the incumbent Independent Trustee Nominees, are shown below.

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee Since March 2014	Founder and President, TTS Consultants, LLC, 2010 – present.	8	Northern Lights Fund Trust IV (since July 2015); Arrow ETF Trust (since 2012) Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors since 1981
Robert S. Andrialis 1944	Trustee Since March 2014	Currently Independent Consultant; Formerly President, Secured Growth Quantitative Research, 2011–2014; Independent Consultant 2010-2011.	8	Arrow ETF Trust (since 2012)

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Arrow Investments Trust and Arrow ETF Trust.

Other Principal Officers of the Trust

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee during the past 5 years
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Joseph Barrato 1965	Trustee and President & Principal Executive Officer	Since Sept 2011	Founder and Chief Executive Officer, Arrow Investment Advisor, LLC (registered investment adviser), 2006-present.	8	Arrow ETF Trust (since 2012)
Sam Singh 1976	Principal Financial Officer and Treasurer	Since Oct 2013	Vice President, GFS (since January 2015); Assistant Vice President, GFS (2011-2014); Vice President of Fund Administration; BNY Mellon (2007-2011)	N/A	N/A
Jake Griffith 1978	Secretary	Since Sept. 2011	Founder and President, Director of Sales, Arrow (since 2006).	N/A	N/A
Dawn M. Dennis 1966	Assistant Secretary	Since June 2013	Senior Paralegal, GFS (since May 2013), Paralegal (from July 2011 through April 2013)	N/A	N/A
Patrick Bassett 1970	Chief Compliance Officer	Since June 2015	Chief Compliance Officer of Arrow Investment Advisors, LLC (2008-2014); retired (2014-2015).	N/A	N/A

Equity Securities Owned by Trustees and Nominees

The following tables set forth the aggregate dollar range of equity securities owned by each Trustee and Nominee as of July 1, 2016.

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Joseph Barrato	over $100,000	over $100,000

Independent Trustees and Nominees

Name of Trustee	Dollar Range of Equity Securities in the Funds**	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas T. Sarkany	None	None
Robert S. Andrialis	None	None
Charles Barragato*	None	None
Paul Montgomery	None	None

*Resigned as of July 1, 2016

**Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000;$50,001 - $100,000 and over $100,000.

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Trustee Compensation

Each Trustee who is not an interested person of the Trust or Advisor receives a quarterly retainer of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings of the Board. “Interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended January 31, 2016. The Trust does not have a bonus, profit sharing, pension or retirement plan. The Board held five meetings during the fiscal year ended January 31, 2016, and all of the Trustees attended all of the Board meetings.

Interested Trustee

Name and Position	Aggregate Compensation From Trust *	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex** Paid to Trustees
Joseph Barrato[3]	$0	N/A	N/A	$0

Independent Trustees

Name and Position	Aggregate Compensation From Trust [1]	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex[2] Paid to Trustees
Robert S. Andrialis	$6,887.50	N/A	N/A	$10,750
Charles Barragato	$9,387.50	N/A	N/A	$11,250
Paul Montgomery	$9,387.50	N/A	N/A	$11,250
Thomas T. Sarkany	$9,387.50	N/A	N/A	$13,250

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(1)	Trustees’ fees are allocated pro rata among the series in the Trust.
(2)	The term “Fund Complex” includes the Arrow Investments Trust and Arrow ETF Trust.
(3)	Joseph Barrato is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the Advisor.

Leadership Structure and Board of Trustees

Board members who are Independent Trustees currently constitute three-quarters of the Board. Mr. Barrato is considered an interested Trustee, and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison between the other Trustees, Trust officers, management personnel and counsel. The Board believes that having an interested Chairman, who is familiar with the Advisor and its operations, while also having three-quarters of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board does not believe that an independent Chairman would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings. For these reasons, the Board also determined not to appoint a lead Independent Trustee.

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The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established two standing committees: the Audit Committee and the Nominating Committee. The members and responsibilities of each Board committee are summarized below.

The Board holds four regularly scheduled in-person or telephonic meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

Board Risk Oversight

The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities. The Board oversees the Trust’s officers and service providers, including the Advisor, who is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s CCO. The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), counsel and other experts as appropriate, all of whom are selected by the Board. The Audit Committee considers financial and reporting risk within its area of responsibilities.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its structure is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.

Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the CCO is the primary recipient and communicator of such risk-related information and the Board receives periodic reports on other aspects of Fund operations.

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. For the fiscal year ended January 31, 2016, the committee met two times.

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Nominating Committee

The Board has a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not interested persons of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are not interested persons of the Trust; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Committee will generally not consider potential candidates for nomination identified by shareholders. For the fiscal year ended January 31, 2016, the committee did not meet.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the election of the Nominees to the Board of Trustees.

OTHER INFORMATION

OPERATION OF THE TRUST

Arrow Investments Trust is an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on August 2, 2011. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. The Board of Trustees supervises the business activities of the Funds. Like other investment company trusts, the Trust retains various organizations to perform specialized services. Arrow Investment Advisors, LLC, located at 6100 Chevy Chase Drive, Suite 100, Laurel, MD 20707 serves as each Fund’s investment adviser. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Arrow DWA Tactical ETF and Arrow QVM Equity Factor ETF. Archer Distributors, LLC, located at 6100 Chevy Chase Dr., Suite 100, Laurel, MD 20707, serves as the principal underwriter and distributor of the Arrow Alternative Solutions Fund, Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow Managed Futures Strategy Fund, and Arrow Commodity Strategy Fund. Gemini Fund Services, LLC, located at 80 Arkay Dr., Hauppauge, New York 11788, provides the Arrow Alternative Solutions Fund, Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow Managed Futures Strategy Fund, and Arrow Commodity Strategy Fund with transfer agent, accounting, and administrative services. Gemini Fund Services, LLC provides the Arrow DWA Tactical ETF and Arrow QVM Equity Factor ETF with accounting and administrative services and Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, provides the ETFs with transfer agent services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for the election of Thomas T. Sarkany and Robert S. Andrialis to the Board, and, at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the number of shares of beneficial interest of the Funds shown on Schedule A were issued and outstanding.

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on each proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

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Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, vacant Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled.

Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal. In addition, under the rules of the New York Stock Exchange (NYSE), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). The NYSE does not consider the proposals to be voted upon at the Meeting to be non-routine matters that affect substantially a shareholders' rights or privileges. Consequently, brokers holding shares of the Funds on behalf of clients may vote absent instructions from the beneficial owners of the shares.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Special Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the meeting for any other reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

Security ownership of certain beneficial owners

As of the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Trust listed because they possessed voting or investment power with respect to such shares:

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Fund	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Arrow Alternative Solutions Fund
CLASS A	Charles Schwab 211 Main Street San Francisco, CA 94105	456,822.8520	27.60%
CLASS C	Charles Schwab 101 Montgomery St. San Francisco, CA 94104-4122	18,524.9270	7.03%
	First Clearing 2801 Market Street Saint Louis, MO 63103	29,313.9160	11.12%
	NFS LLC FEBO 1112 W Main St Ste. 604 Boise, ID 83702	26,015.1950	9.87%
CLASS I	Charles Schwab 211 Main Street San Francisco, CA 94105	1,654,535.6720	10.16%
	Trust Company of AME PO Box 6503 Englewood, CO 80155-6503	821,836.4450	5.05%
	Trust Company of AME PO Box 6503 Englewood, CO 80155-6503	1,324,624.0470	8.14%
Arrow DWA Balanced Fund
CLASS A	Charles Schwab 101 Montgomery St. San Francisco, CA 94104-4122	323,403.4600	5.88%
	First Clearing 2801 Market Street Saint Louis, MO 63103	843,133.2940	15.34%
CLASS C	Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	449,207.2990	6.60%
	Charles Schwab 101 Montgomery St. San Francisco, CA 94104-4122	683,431.3500	10.04%
	First Clearing 2801 Market Street Saint Louis, MO 63103	1,628,441.5060	23.93%
CLASS I	Charles Schwab 211 Main Street San Francisco, CA 94105	116,749.8590	6.78%
	Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	268,452.5140	15.58%
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Fund	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
	First Clearing 2801 Market Street Saint Louis, MO 63103	603,311.8890	35.02%
Arrow DWA Tactical Fund
CLASS A	Charles Schwab 211 Main Street San Francisco, CA 94105	466,625.4770	8.81%
	First Clearing 2801 Market Street Saint Louis, MO 63103	1,040,992.9450	19.66%
CLASS C	First Clearing 2801 Market Street Saint Louis, MO 63103	2,932,725.1410	46.68%
CLASS I	Charles Schwab 211 Main Street San Francisco, CA 94105	829,141.3660	7.24%
	Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	631,780.5580	5.52%
	First Clearing 2801 Market Street Saint Louis, MO 63103	7,662,797.6460	66.92%
Arrow Managed Futures Strategy Fund
CLASS A	BRYANTM MSB FBO Magalen O Bryant PO Box 1850 2247 Locust Hill Lane Middleburg, VA 20118	247,544.0150	5.81%
CLASS C	Charles Schwab 101 Montgomery St. San Francisco, CA 94104-4122	42,792.1140	8.87%
	NFS PFIZER Savings Plan FBO Julie A Dempsey 10280 Terra Lago Dr. West Palm Beach, FL 33412	35,212.2670	7.30%
CLASS I	Dunn, William 309 SE Osceola St #350 Stuart, FL 34994	2,604,245.9860	40.68%
	Donors Trust Inc. 1800 Diagonal Rd Ste. 280 Alexandria, VA 22314	2,823,548.5060	44.10%
Arrow Commodity Strategy Fund
	Charles Schwab 211 Main Street	71,839.5440	49.77%
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Fund	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
CLASS A	San Francisco, CA 94105
	Kirk Brown PO Box 2052 Jersey City, NJ 07303-9998	8,804.0690	6.10%
CLASS C	Legent Clearing LLC 1200 Landmark Center, Ste. 800 Omaha, NE 68102	1,124.8580	6.00%
	Reagan Katherine 501 North Broadway St Louis, MO 63102	1,461.8230	7.79%
	MSSB C/F Claudine Jodoin IRA Standard 15114 Elm Park Monte Sereno, CA 95030	3,524.9030	18.79%
	Pershing LLC Jersey City, NJ 07303-9998	4,621.0720	24.63%
	Pershing LLC Jersey City, NJ 07303-9998	1,319.0000	7.03%
	Pershing LLC Jersey City, NJ 07303-9998	1,319.3380	7.03%
	NFS FBO Thomas W McCoy 1925 Tarragon Dr. Madison, WI 53716	1,855.2880	9.89%
CLASS I	Charles Schwab 211 Main Street San Francisco, CA 94105	18,257.6040	29.93%
	Counsel Trust DBA Matc FBO 1251 Waterfront Place Ste. 525 Pittsburgh, PA 15222	18,095.9180	29.66%
	GBL Miami 8601 NW 27 Street Suite 051-308630 Doral, FL 33122-1918	21,875.1920	35.86%
Arrow DWA Tactical ETF*	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	97,596	12.2%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	112,808	14.1%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	80,957	10.1%
	RBC Capital Markets, LLC 60 S 6th St – P09 Minneapolis, MN 55402-4400	49,988	6.3%
	Sterne, AGEE & Leach, Inc. 2 Perimeter Park, Suite 100W Birmingham, AL 35209	124,180	15.5%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	217,988	27.3%
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Fund	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Arrow QVM Equity Factor ETF*	Deutsche Bank Securities, Inc. 5022 Gate Parkway, Suite 100 Jacksonville, FL 32256	27,230	13.6%
	J.P. Morgan Clearing Corp. 500 Stanton Christiana Rd., OPS 4, FL 2 Newark, DE 19713-2107	24,418	12.2%
	Merrill Lynch, Pierce Fenner & Smith c/o Merrill Lynch Corporate Actions 4804 Deer Lake Dr. E. Jacksonville, FL 32246	16,322	8.2%
	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	31,800	15.9%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	53,149	26.6%
	RBC Capital Markets, LLC 60 S 6th St – P09 Minneapolis, MN 55402-4400	15,792	7.9%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	10,685	5.3%

*Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants as of the Record Date, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is listed here.

Shareholders owning more than 25% of the shares of the Trust are considered to “control” the Trust, as that term is defined under the 1940 Act. Persons controlling the Trust can determine the outcome of any proposal submitted to the shareholders for approval.

Security Ownership of Management

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the owners of more than 1% of the outstanding shares of the Trust on the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Jake Griffith, Secretary, Arrow Investments Trust, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting, which is anticipated to total approximately $60,000, and the cost of soliciting proxies, if any, will be borne by the Trust. In addition to solicitation by mail, solicitations also may be made by email, facsimile transmission (“fax”) or other electronic media, or personal contacts. The Trust will request banks, brokers, custodians, nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge if the record owner will not or cannot vote, and the Trust will reimburse them for their expenses in so doing. Certain officers, employees, and agents of the Trust may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation. The Trust has engaged Okapi Partners, a proxy solicitation firm (the “Proxy Solicitor) to solicit proxies from brokers, banks, institutional holders and individual shareholders at an anticipated cost of $25,000,

12

including out of pocket expenses, which will be borne by the Trust. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Communications with the Board

A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund in which the shareholder owns shares; and (iv) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed to the Secretary of the Trust as follows: Secretary, Arrow Investments Trust, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee’s or Board’s next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust’s operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

DELIVERY OF VOTING INSTRUCTIONS

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust’s administrator at 1-877-277-6933, or write the Trust at 80 Arkay Drive, Hauppauge, NY 11788.

BY ORDER OF THE BOARD OF TRUSTEES
Jake Griffith, Secretary
Dated July 11, 2016

13

SCHEDULE A

Name of Fund	Shares Outstanding as of the Record Date
Arrow Alternative Solutions Fund	18,201,044.509
Arrow DWA Balanced Fund	14,023,741.676
Arrow DWA Tactical Fund	23,027,946.342
Arrow Managed Futures Strategy Fund	11,145,380.436
Arrow Commodity Strategy Fund	224,117.422
Arrow DWA Tactical ETF	800,000.000
Arrow QVM Equity Factor ETF	200,000.000
Total Shares of the Trust Outstanding : 67,622,230.385

14

ARROWFUNDS

ARROW ALTERNATIVE SOLUTIONS FUND

The undersigned shareholder(s), hereby appoint(s) Joseph Barrato and Dawn Dennis, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund"), which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (the "Meeting") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, August 19, 2016, at 10:00 a.m. Eastern time, and at any or all adjournments or postponements thereof.

IF THE PROXY IS EXECUTED, BUT WITH RESPECT TO A PARTICULAR PROPOSAL NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

293344

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

1. To elect two nominees to serve on the Board of Trustees of the Trust:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and mark the box next to each nominee you wish to withhold.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT

☐ Thomas T. Sarkany

☐ Robert S. Andrialis

To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2016

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ARROW

293344

ARROW FUNDS

ARROW DWA BALANCED FUND

The undersigned shareholder(s), hereby appoint(s) Joseph Barrato and Dawn Dennis, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund"), which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (the "Meeting") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, August 19, 2016, at 10:00 a.m. Eastern time, and at any or all adjournments or postponements thereof.

IF THE PROXY IS EXECUTED, BUT WITH RESPECT TO A PARTICULAR PROPOSAL NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

293344

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

2. To elect two nominees to serve on the Board of Trustees of the Trust:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and mark the box next to each nominee you wish to withhold.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT

☐ Thomas T. Sarkany

☐ Robert S. Andrialis

To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2016

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ARROW

293344

ARROWFUNDS

ARROW DWA TACTICAL FUND

The undersigned shareholder(s), hereby appoint(s) Joseph Barrato and Dawn Dennis, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund"), which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (the "Meeting") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, August 19, 2016, at 10:00 a.m. Eastern time, and at any or all adjournments or postponements thereof.

IF THE PROXY IS EXECUTED, BUT WITH RESPECT TO A PARTICULAR PROPOSAL NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

293344

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

3. To elect two nominees to serve on the Board of Trustees of the Trust:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and mark the box next to each nominee you wish to withhold.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT

☐ Thomas T. Sarkany

☐ Robert S. Andrialis

To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2016

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ARROW

293344

ARROWFUNDS

ARROW MANAGED FUTURES STRATEGY FUND

The undersigned shareholder(s), hereby appoint(s) Joseph Barrato and Dawn Dennis, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund"), which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (the "Meeting") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, August 19, 2016, at 10:00 a.m. Eastern time, and at any or all adjournments or postponements thereof.

IF THE PROXY IS EXECUTED, BUT WITH RESPECT TO A PARTICULAR PROPOSAL NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

CONTROL #:

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____

Signature(s) (Title(s), if applicable)

____

____

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

293344

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

4. To elect two nominees to serve on the Board of Trustees of the Trust:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and mark the box next to each nominee you wish to withhold.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT

☐ Thomas T. Sarkany

☐ Robert S. Andrialis

To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2016

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ARROW

293344

ARROW COMMODITY STRATEGY FUND

The undersigned shareholder(s), hereby appoint(s) Joseph Barrato and Dawn Dennis, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund"), which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (the "Meeting") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, August 19, 2016, at 10:00 a.m. Eastern time, and at any or all adjournments or postponements thereof.

IF THE PROXY IS EXECUTED, BUT WITH RESPECT TO A PARTICULAR PROPOSAL NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

293344

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

5. To elect two nominees to serve on the Board of Trustees of the Trust:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and mark the box next to each nominee you wish to withhold.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT

☐ Thomas T. Sarkany

☐ Robert S. Andrialis

To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2016

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ARROW

293344

ARROW FUNDS

ARROW DWA TACTICAL ETF

The undersigned shareholder(s), hereby appoint(s) Joseph Barrato and Dawn Dennis, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund"), which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (the "Meeting") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, August 19, 2016, at 10:00 a.m. Eastern time, and at any or all adjournments or postponements thereof.

IF THE PROXY IS EXECUTED, BUT WITH RESPECT TO A PARTICULAR PROPOSAL NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

293344

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

6. To elect two nominees to serve on the Board of Trustees of the Trust:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and mark the box next to each nominee you wish to withhold.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT

☐ Thomas T. Sarkany

☐ Robert S. Andrialis

To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2016

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ARROW

293344

ARROW QVM EQUITY FACTOR ETF

The undersigned shareholder(s), hereby appoint(s) Joseph Barrato and Dawn Dennis, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund"), which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (the "Meeting") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, August 19, 2016, at 10:00 a.m. Eastern time, and at any or all adjournments or postponements thereof.

IF THE PROXY IS EXECUTED, BUT WITH RESPECT TO A PARTICULAR PROPOSAL NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

CONTROL #:

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

293344

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

7. To elect two nominees to serve on the Board of Trustees of the Trust:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and mark the box next to each nominee you wish to withhold.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT

☐ Thomas T. Sarkany

☐ Robert S. Andrialis

To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2016

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ARROW

293344